TPG Reports Third Quarter 2024 Financial Results Quarter Ended September 30, 2024

TPG | 2 ▪ Total assets under management of $239 billion as of September 30, 2024, an increase of 76% compared to $136 billion as of September 30, 2023 ▪ GAAP net income attributable to TPG Inc. of $9 million for the third quarter ended September 30, 2024, with basic net income per share of Class A common stock of $0.04 ▪ Fee-Related Earnings of $191 million for the third quarter ended September 30, 2024, an increase of 22% year-over-year, resulting in a Fee-Related Earnings margin of 41% ▪ After-tax Distributable Earnings of $189 million (or $0.45 per share of Class A common stock) for the third quarter ended September 30, 2024 ▪ Dividend of $0.38 per share of Class A common stock for the third quarter ended September 30, 2024 San Francisco and Fort Worth, Texas – November 4, 2024 – TPG Inc. (NASDAQ: TPG), a leading global alternative asset management firm, reported its unaudited third quarter 2024 results. TPG issued a full detailed presentation of its third quarter ended September 30, 2024 results, which can be viewed through the Investor Relations section of TPG’s website at shareholders.tpg.com. “TPG’s strong third quarter results highlight the broad-based momentum across our firm,” said Jon Winkelried, Chief Executive Officer. “We just marked the one-year anniversary of our acquisition of Angelo Gordon, and we are operating as one firm with the full force of our combined capabilities. Through the first three quarters of this year, we have deployed nearly $23 billion of capital, generated realizations of almost $16 billion, and raised more than $21 billion across our strategies. Our strong track record, brand, and the integrated business we’ve built across private equity, credit, and real estate are clearly resonating with our clients and other key stakeholders.” Dividend TPG has declared a quarterly dividend of $0.38 per share of Class A common stock to holders of record at the close of business on November 14, 2024, payable on December 2, 2024. Conference Call TPG will host a conference call and live webcast at 11:00 am ET. It may be accessed by dialing (800) 245-3047 (US toll-free) or (203) 518-9765 (international), using the conference ID TPGQ324. The number should be dialed at least ten minutes prior to the start of the call. A simultaneous webcast will also be available and can be accessed through the Investor Relations section of TPG's website at shareholders.tpg.com. A webcast replay will be made available on the Events page in the Investor Relations section of TPG's website. Shareholders Media Gary Stein Luke Barrett 212-601-4750 415-743-1550 shareholders@tpg.com media@tpg.com TPG Reports Third Quarter 2024 Results

TPG | 3 TPG Reports Third Quarter 2024 Results About TPG TPG is a leading global alternative asset management firm, founded in San Francisco in 1992, with $239 billion of assets under management and investment and operational teams around the world. TPG invests across a broadly diversified set of strategies, including private equity, impact, credit, real estate, and market solutions, and our unique strategy is driven by collaboration, innovation, and inclusion. Our teams combine deep product and sector experience with broad capabilities and expertise to develop differentiated insights and add value for our fund investors, portfolio companies, management teams, and communities. Forward Looking Statements; No Offers; Non-GAAP Information This document may contain “forward-looking” statements. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance, estimated operational metrics, business strategy and plans and objectives of management for future operations, including, among other things, statements regarding expected growth, future capital expenditures, fund performance, dividends and dividend policy, and debt service obligations. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by any forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the inability to recognize the anticipated benefits of the acquisition of Angelo Gordon; unexpected costs related to the integration of the Angelo Gordon business and operations; our ability to manage growth and execute our business plan; and regional, national or global political, economic, business, competitive, market and regulatory conditions, among various other risks discussed in the Company’s SEC filings. For the reasons described above, we caution you against relying on any forward-looking statements, which should be read in conjunction with the other cautionary statements included elsewhere in this document and risk factors discussed from time to time in the Company’s filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov. Any forward-looking statement in this document speaks only as of the date of this document. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise any forward-looking statement after the date of this document, whether as a result of new information, future developments or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of the Company or its management as of any date subsequent to the date of the document. This document does not constitute an offer of any TPG Fund. Throughout this document, all current period amounts are preliminary and unaudited; totals may not sum due to rounding. See the Reconciliations and Disclosures Section of this document for reconciliations of Non-GAAP to the most comparable GAAP measures.

Third Quarter 2024 Results

TPG | 5 ▪ Net loss of $21 million for 3Q’24 compared to 3Q’23 net loss of $95 million ▪ Net income attributable to TPG Inc. of $9 million for 3Q’24 compared to net income attributable to TPG Inc. of $15 million in 3Q’23 GAAP Statements of Operations (Unaudited) Includes activity from TPG AG starting November 1, 2023, the date of the Acquisition. 1. Operating profit margin, defined as net income divided by total revenue, was (59.1%) for 3Q’23 and (2.5%) for 3Q’24. ($ in thousands, except share and per share amounts) 3Q’23 3Q’24 3Q’23 YTD 3Q’24 YTD Revenues Fees and other $ 366,149 $ 524,733 $ 1,004,723 $ 1,559,828 Capital allocation-based income (loss) (205,794) 330,670 402,051 863,840 Total revenues 160,355 855,403 1,406,774 2,423,668 Expenses Compensation and benefits: Cash-based compensation and benefits 123,160 205,641 359,278 603,463 Equity-based compensation 136,650 242,405 449,109 697,855 Performance allocation compensation (120,770) 223,637 272,648 553,824 Total compensation and benefits 139,040 671,683 1,081,035 1,855,142 General, administrative and other 101,596 141,262 311,013 463,078 Depreciation and amortization 7,701 32,400 24,227 97,444 Interest expense 7,792 21,789 23,728 64,413 Expenses of consolidated Public SPACs 81 — 1,053 — Total expenses 256,210 867,134 1,441,056 2,480,077 Investment income (loss) Net (losses) gains from investment activities (4,203) (8,483) 11,459 (30,333) Interest, dividends and other 10,994 12,670 28,948 39,390 Investment and other income of consolidated Public SPACs 2,596 — 8,359 — Total investment income 9,387 4,187 48,766 9,057 (Loss) income before income taxes (86,468) (7,544) 14,484 (47,352) Income tax expense 8,244 13,881 33,511 40,657 Net loss(1) (94,712) (21,425) (19,027) (88,009) Net income attributable to redeemable equity in Public SPACs 5,148 — 12,044 — Net loss attributable to non-controlling interests in TPG Operating Group (49,556) (33,503) (100,354) (145,832) Net income (loss) attributable to other non-controlling interests (64,971) 3,117 2,366 47,320 Net income attributable to TPG Inc. $ 14,667 $ 8,961 $ 66,917 $ 10,503 Net income (loss) per share data: Net income (loss) available to Class A common stock per share Basic $ 0.14 $ 0.04 $ 0.73 $ (0.04) Diluted $ (0.09) $ (0.08) $ (0.08) $ (0.37) Weighted-average shares of Class A common stock outstanding Basic 80,617,057 103,358,212 80,223,076 98,073,675 Diluted 309,269,698 364,836,508 309,201,724 364,651,518

TPG | 6 Operating Metrics ($B) Non-GAAP Financial Measures ($M) Third Quarter and Year to Date Highlights 3Q’23 3Q’24 3Q’23 YTD 3Q’24 YTD Fee-Related Revenues ("FRR") $321 $460 $873 $1,370 Fee-Related Earnings (“FRE”) 156 191 381 574 Realized Performance Allocations, Net 43 32 55 90 After-Tax Distributable Earnings (“After-tax DE”) 196 189 380 577 3Q’23 4Q’23 2Q’24 3Q’24 Assets Under Management (“AUM”) $136.1 $221.6 $229.0 $239.1 Fee Earning Assets Under Management (“FAUM”) 78.9 136.8 137.0 141.7 Net Accrued Performance 0.7 0.9 0.9 1.0 Available Capital 38.2 51.3 53.2 58.4 3Q’23 3Q’24 3Q’23 YTD 3Q’24 YTD Capital Raised $3.4 $10.4 $6.9 $21.3 Capital Invested 5.5 8.6 10.6 22.7 Realizations 4.5 5.6 7.5 15.8 ▪ 3Q’24 FRR of $460 million increased 43% versus 3Q’23, with 3Q’24 FRE of $191 million and 3Q’24 After- tax DE of $189 million ▪ Total AUM of $239 billion, up 76% in the last twelve months; FAUM of $142 billion, up 80% over the same period Includes activity from TPG AG starting November 1, 2023, the date of the Acquisition. See the Reconciliations and Disclosures Section of this presentation for a full reconciliation of Non-GAAP to the most comparable GAAP measures and adjustment descriptions.

TPG | 7 Non-GAAP Financial Measures ▪ FRE increased 22% from $156 million in 3Q’23 to $191 million in 3Q’24; FRE margin decreased from 49% in 3Q’23 to 41% in 3Q’24, largely driven by the inclusion of TPG AG and a decrease in catch-up management fees year-over-year ▪ After-tax DE of $189 million in 3Q’24, a decrease from $196 million in 3Q’23, primarily driven by an increase in interest expense, net and lower realized performance allocations, net, partially offset by an increase in FRE Includes activity from TPG AG starting November 1, 2023, the date of the Acquisition. See the Reconciliations and Disclosures Section of this presentation for a full reconciliation of Non-GAAP to the most comparable GAAP measures and adjustment descriptions. 1. Realized investment income and other, net includes activity considered non-core to our Fee-Related Earnings operations, including expenses related to the Acquisition of $3 million, $16 million, and $34 million for 3Q’24, 3Q’24 YTD, and 3Q’24 LTM, respectively. ($ in thousands) 3Q’23 3Q’24 3Q’23 YTD 3Q’24 YTD 3Q’24 LTM Fee-Related Revenues Management fees $ 278,503 $ 407,163 $ 783,113 $ 1,223,122 $ 1,618,730 Fee-related performance revenues — 5,557 — 13,917 15,559 Transaction, monitoring and other fees, net 30,892 43,153 52,428 111,454 166,739 Other income 11,947 3,969 36,986 21,553 33,745 Fee-Related Revenues 321,342 459,842 872,527 1,370,046 1,834,773 Fee-Related Expenses Cash-based compensation and benefits, net 99,605 174,514 295,648 520,943 677,565 Fee-related performance compensation — 2,778 — 6,958 8,359 Operating expenses, net 65,670 91,783 196,099 267,743 348,896 Fee-Related Expenses 165,275 269,075 491,747 795,644 1,034,820 Fee-Related Earnings 156,067 190,767 380,780 574,402 799,953 Realized performance allocations, net 43,376 32,112 55,031 89,643 108,639 Realized investment income and other, net(1) 5,672 (2,529) (22,265) (5,934) (30,910) Depreciation expense (1,235) (5,045) (3,579) (15,382) (18,392) Interest expense, net 2,706 (9,118) 2,489 (26,777) (27,865) Distributable Earnings 206,586 206,187 412,456 615,952 831,425 Income taxes (11,007) (16,742) (32,797) (39,243) (49,069) After-Tax Distributable Earnings $ 195,579 $ 189,445 $ 379,659 $ 576,709 $ 782,356

TPG | 8 $156 $191 3Q’23 3Q’24 $381 $574 3Q’23 YTD 3Q’24 YTD $783 $1,223 $353 $397 $112 $125 $148 $145 $229 $154 $115 $106 $56 $67 3Q’23 YTD 3Q’24 YTD $279 $407 $134 $121 $38 $46 $49 $49 $77 $50 $36 $36 $21 $28 3Q’23 3Q’24 ▪ 3Q’24 FRR increased 43% over 3Q’23, primarily driven by TPG AG and an increase in capital markets fees ▪ Fee-related expenses in 3Q’24 increased 63% over 3Q’23, primarily due to the addition of TPG AG ▪ FRE margin decreased from 49% in 3Q’23 to 41% in 3Q’24, largely driven by the inclusion of TPG AG and a decrease in catch-up management fees year-over-year; 3Q’24 LTM FRE margin of 44% Includes activity from TPG AG starting November 1, 2023, the date of the Acquisition. See the Reconciliations and Disclosures Section of this presentation for reconciliations of Non-GAAP to the most comparable GAAP measures and adjustment descriptions. 1. Catch-up management fees totaled $25 million and $15 million for 3Q’23 and 3Q’24, respectively. Fee-Related Earnings Management Fees by Platform(1) ($M) ($M) +46% Capital Growth Impact TPG AG Credit +56% TPG AG Real Estate Real Estate Market Solutions Fee-Related Earnings

TPG | 9 $196 $189 3Q’23 3Q’24 $380 $577 3Q’23 YTD 3Q’24 YTD Distributable Earnings ▪ After-tax DE decreased from $196 million in 3Q’23 to $189 million for 3Q’24, primarily driven by an increase in interest expense, net and lower realized performance allocations, net, partially offset by an increase in FRE After-Tax DE ($M) Includes activity from TPG AG starting November 1, 2023, the date of the Acquisition. See the Reconciliations and Disclosures Section of this presentation for reconciliations of Non-GAAP to the most comparable GAAP measures and adjustment descriptions. Distributable Earnings Mix FRE All Other Sources of Pre-tax DE 91% 9% 93% 7% 2Q’24 3Q’24

TPG | 10 Capital $30 Growth $9Impact $18 TPG AG Credit $24 TPG AG Real Estate $4 Real Estate $5 3Q’24 YTD Realized Performance Allocations, Net Capital $12 Growth $7 Impact $2 TPG AG Credit $8 TPG AG Real Estate $— Real Estate $4 ▪ Realized performance allocations, net were $32 million in 3Q’24, primarily driven by TPG VII in the Capital platform, Growth IV in the Growth platform, TREP III in the Real Estate platform, and MMDL IV in TPG AG Credit ▪ Realized performance allocations, net for 3Q’24 YTD were $90 million, primarily driven by Rise Climate I in the Impact platform, TPG VIII and TPG VII in the Capital platform, MMDL IV in TPG AG Credit, Growth IV in the Growth platform, and TREP III in the Real Estate platform Realized Performance Allocations, Net 3Q’24 Realized Performance Allocations, Net ($M) ($M) Total $90 Total $32 Capital Growth Impact TPG AG Credit TPG AG Real Estate Real Estate Market Solutions Includes activity from TPG AG starting November 1, 2023, the date of the Acquisition. <$1

TPG | 11 $419 $212 $103 $92 $83 $13 $53 Net Accrued Performance Net Accrued Performance by Fund Vintage ($M) 2Q’24 3Q’24 2018 & Prior $444 $477 2019 262 265 2020 103 103 2021 68 76 2022 51 52 2023 1 2 Total $929 $975 3Q’24 Net Accrued Performance Total $975 ($M) $929 +$78 ($32) $975 2Q’24 Value Creation & Other Realized Gains 3Q’24 3Q’24 Net Accrued Performance Walk ($M) Investment Appreciation / (Depreciation) Platform 3Q’24 3Q’24 YTD Capital 2.5% 5.7% Growth 1.9% 7.0% Impact 2.9% 7.3% TPG AG TPG AG Credit 3.4% 9.7% TPG AG Real Estate 1.5% 2.0% Real Estate 2.0% 6.6% Market Solutions(1) 1.6% 5.7% Loan Level Return CLOs 3Q’24 3Q’24 YTD U.S. CLOs 2.5% 6.7% European CLOs 2.2% 6.3% 1. Due to the nature of their strategy, Appreciation / (Depreciation) in the Market Solutions platform above includes information for certain funds as of June 30, 2024. Accordingly, those funds’ performance information does not reflect any fund activity for the quarter ended September 30, 2024 and therefore does not cover the same period presented for other funds. Any activity occurring during the quarter ended September 30, 2024 will be reflected in the performance information presented in future reporting. Capital Growth Impact TPG AG Credit TPG AG Real Estate Real Estate Market Solutions

TPG | 12 GAAP Balance Sheet (Unaudited) ▪ Cash increased to $1.2 billion at the end of 3Q’24 primarily resulting from the net proceeds of our Senior and Subordinated notes offerings after repaying the outstanding borrowings under our Senior Unsecured Revolving Credit Facility and Senior Unsecured Term Loan; the Senior and Subordinated notes offerings drove total debt obligations to $1.3 billion ▪ Investments increased $0.6 billion from $6.7 billion in 4Q’23 to $7.4 billion in 3Q’24 1. Includes TPG Inc. Class A and B common stock as well as additional paid-in-capital and retained earnings. ($ in thousands) 4Q’23 3Q’24 Assets Cash and cash equivalents $ 665,188 $ 1,164,491 Investments 6,724,112 7,355,238 Other assets 894,785 999,366 Intangible assets and goodwill 1,085,587 1,002,923 Total assets 9,369,672 10,522,018 Liabilities and equity Liabilities Debt obligations 945,052 1,329,682 Accrued performance allocation compensation 4,096,052 4,319,333 Other liabilities 967,434 1,485,914 Total liabilities 6,008,538 7,134,929 Equity TPG Inc.(1) 579,157 723,160 Other non-controlling interests 2,781,977 2,663,929 Total equity 3,361,134 3,387,089 Total liabilities and equity $ 9,369,672 $ 10,522,018

TPG | 13 Non-GAAP Balance Sheet ▪ Cash and cash equivalents totaled $261 million at the end of 3Q’24 ▪ At the end of 3Q’24, our net debt(1) was $1.1 billion and our undrawn Senior Unsecured Revolving Credit Facility capacity was $1.2 billion ▪ Our borrowings primarily include Senior and Subordinated notes with a principal amount of $1.0 billion and securitized notes with a principal amount of $250 million (which are backed by $618 million in pledged assets as of 3Q’24) See the Reconciliations and Disclosures Section of this presentation for reconciliations of Non-GAAP to the most comparable GAAP measures and adjustment descriptions. 1. Net debt comprised of $1.4 billion in debt principal less $261 million of cash and cash equivalents. ($ in thousands) 4Q’23 3Q’24 Book Assets Cash and cash equivalents $ 105,480 $ 261,019 Net accrued performance 891,455 974,687 Investments in funds 877,802 1,042,072 Intangible assets and goodwill 1,007,899 935,893 Other assets 679,638 869,270 Total Book Assets 3,562,274 4,082,941 Book Liabilities Accounts payable, accrued expenses and other 296,147 497,692 Debt obligations 945,052 1,329,682 Total Book Liabilities 1,241,199 1,827,374 Net Book Value $ 2,321,075 $ 2,255,567

Operating Metrics

TPG | 15 $79 $142 $36 $38 $11 $12 $13 $18 $42 $14 $12 $12 $6 $6 3Q’23 3Q’24 $136 $239 $67 $73 $24 $27 $18 $25 $70 $18 $18 $17 $9 $9 3Q’23 3Q’24 Assets Under Management and Fee Earning AUM ▪ 3Q’24 AUM rose 76% over 3Q’23 to $239.1 billion, primarily driven by the acquisition of TPG AG in 4Q’23 ▪ Over the last twelve months capital raised totaled $30.2 billion, including $4.4 billion in Rise Climate II within the Impact platform, $2.1 billion in Growth VI within the Growth platform, and $2.1 billion in MMDL V within TPG AG Credit; realizations totaled $18.5 billion over the same period ▪ 3Q’24 FAUM increased 80% over 3Q’23 to $141.7 billion, primarily due to the addition of TPG AG Assets Under Management Fee Earning AUM ($B) ($B) +76% +80% Capital Growth Impact TPG AG Credit TPG AG Real Estate Real Estate Market Solutions Includes activity from TPG AG starting November 1, 2023, the date of the Acquisition.

TPG | 16 25% 33% 32% 2% 8% —% 20% 66% 6% 8% FAUM by Remaining Duration Assets Under Management and Fee Earning AUM Duration AUM by Duration at Inception For the grouping of years on duration, 0-4 Years represents a term equal to 4 years or less; 5-9 Years represents a term greater than 4 and less than or equal to 9; 10+ Years represents a term greater than 9. 1. Defined as the number of years between fund activation and contractual fund winddown, prior to any extensions, as of September 30, 2024. 2. Defined as the number of years between September 30, 2024 and contractual fund winddown, prior to any available extensions. ▪ At the end of 3Q’24, approximately 72% of our AUM and 71% of our FAUM were in perpetual or long-dated funds with a duration(1) of 10 or more years (prior to any available extensions) ▪ At the end of 3Q’24, approximately 67% of our FAUM had a remaining lifespan(2) of 5 or more years, with 34% in vehicles that have 10 or more years remaining (including those considered perpetual) Total $239B Total $142B FAUM by Duration at Inception Total $142B ~71% ~67%~72% 0-4 Years 5-9 Years 10+ Years Perpetual Capital Subject to Periodic Redemption <1 21% 69% 2% 8%

TPG | 17 Capital $1.1 TPG AG Credit $5.0 TPG AG Real Estate $2.5 Capital $3.0 Growth $2.6 Impact $0.6 TPG AG Credit $7.3 TPG AG Real Estate $0.8 Real Estate $2.5 Market Solutions $0.4 ▪ AUM Subject to Fee Earning Growth totaled $25.9 billion at the end of 3Q’24 and includes AUM Not Yet Earning Fees (capital commitments that generate new management fees once deployed) and FAUM Subject to Step-Up (capital commitments that generate a higher rate of management fees as deployed or over time) ▪ At the end of 3Q’24, our AUM Subject to Fee Earning Growth represents 18% of FAUM and the potential fee- related revenue opportunity associated with both AUM Not Yet Earning Fees and FAUM Subject to Step-Up is estimated at approximately $144 million annually(1) AUM Not Yet Earning Fees FAUM Subject to Step-Up ($B) ($B) Total $17 Total $9 AUM Subject to Fee Earning Growth 1. Represents the sum of the gross revenue opportunity for each fund with AUM Subject to Fee Earning Growth. For AUM Not Yet Earnings Fees, this is calculated as the incremental amount of uncalled capital that would be called to achieve an expected range of total deployment, factoring in leverage where applicable, multiplied by the fee rate that we anticipate would be earned on such capital. For FAUM Subject to Step Up, this is calculated as the increase to management fees from either (i) certain funds whose fee rates increase as capital is deployed or (ii) certain funds where fee rates increase for certain investors over the life of the fund. Capital Growth Impact TPG AG Credit TPG AG Real Estate Real Estate Market Solutions

TPG | 18 Capital $56.1 Growth $23.4Impact $16.5 TPG AG Credit $46.9 TPG AG Real Estate $8.6 Real Estate $3.5 Market Solutions $6.5 Capital $57.2 Growth $23.9 Impact $22.1 TPG AG Credit $59.6 TPG AG Real Estate $18.3 Real Estate $16.8 Market Solutions $7.4 ▪ Performance Eligible AUM refers to AUM that is currently producing, or may eventually produce, performance revenues, and totaled $205.2 billion, or 86% of total AUM, at the end of 3Q’24 ▪ Performance Generating AUM refers to AUM that is currently producing performance revenues, and totaled $161.5 billion, or 68% of total AUM, at the end of 3Q’24 Performance Eligible AUM Performance Generating AUM ($B) ($B) Total $205 Total $161 Performance Eligible and Generating AUM Capital Growth Impact TPG AG Credit TPG AG Real Estate Real Estate Market Solutions

TPG | 19 AUM Rollforward Includes activity from TPG AG starting November 1, 2023, the date of the Acquisition. 1. Outflows represent redemptions and withdrawals. 2. Changes in Investment Value and Other consists of changes in fair value, capital invested, available capital, and net fund-level asset related leverage activity plus other investment activities. ▪ AUM increased $10.1 billion, or 4%, during 3Q’24 and $103.0 billion, or 76%, over the last twelve months ▪ The AUM change in 3Q’24 was primarily driven by capital raised of $10.4 billion and net increases in investment value and other of $5.9 billion, partially offset by realizations totaling $5.6 billion ▪ AUM growth for the last twelve months, outside the Acquisition, was primarily driven by $30.2 billion of capital raised, including $10.2 billion in TPG AG Credit and $7.6 billion in the Capital platform, partially offset by $18.5 billion of realizations Three Months Ended September 30, 2024 TPG Angelo Gordon ($ in millions) Capital Growth Impact Credit Real Estate Real Estate Market Solutions Total AUM Balance as of Beginning of Period $ 71,758 $ 26,670 $ 19,350 $ 67,486 $ 18,250 $ 17,322 $ 8,139 $ 228,974 Capital Raised 827 518 4,992 2,886 18 34 1,101 10,376 Realizations (1,238) (677) (383) (1,954) (719) (441) (169) (5,581) Outflows(1) — — — (107) — — (405) (512) Changes in Investment Value and Other(2) 1,817 743 747 1,587 730 194 31 5,850 AUM as of end of period $ 73,164 $ 27,254 $ 24,706 $ 69,898 $ 18,279 $ 17,109 $ 8,697 $ 239,107 Twelve Months Ended September 30, 2024 TPG Angelo Gordon ($ in millions) Capital Growth Impact Credit Real Estate Real Estate Market Solutions Total AUM Balance as of Beginning of Period $ 67,103 $ 23,819 $ 17,984 $ — $ — $ 18,280 $ 8,943 $ 136,129 Acquisition — — — 57,390 17,915 — — 75,305 Capital Raised 7,642 3,214 5,504 10,226 1,354 808 1,428 30,176 Realizations (5,152) (2,212) (1,359) (5,778) (2,091) (1,456) (494) (18,542) Outflows(1) — — — (417) — — (1,933) (2,350) Changes in Investment Value and Other(2) 3,570 2,433 2,577 8,477 1,100 (522) 753 18,388 AUM as of end of period $ 73,164 $ 27,254 $ 24,706 $ 69,898 $ 18,279 $ 17,109 $ 8,697 $ 239,107

TPG | 20 FAUM Rollforward Includes activity from TPG AG starting November 1, 2023, the date of the Acquisition. 1. Fee Earning Capital Raised represents capital raised by our funds for which management fees calculated based on commitments or subscriptions were activated during the period. 2. Net Change in Investment Activity includes capital called during the period, net of return of capital distributions and changes in net asset value of hedge funds. It also includes adjustments related to funds with a fee structure based on the cost or value of investments. 3. Outflows represent redemptions and withdrawals. 4. Reduction in Fee Base represents decreases in the fee basis for funds where the investment or commitment fee period has expired, and the fee base has reduced from commitment base to actively invested capital. It also includes reductions for funds that are no longer fee paying. ▪ FAUM increased $4.7 billion, or 3%, during 3Q’24 with fee earning capital raised of $5.6 billion partially offset by outflows of $0.5 billion ▪ In the last twelve months FAUM increased 80%; outside the Acquisition, this increase was primarily driven by fee earning capital raised of $13.5 billion, partially offset by outflows of $2.3 billion and reductions in fee bases of certain funds totaling $1.7 billion Three Months Ended September 30, 2024 TPG Angelo Gordon ($ in millions) Capital Growth Impact Credit Real Estate Real Estate Market Solutions Total FAUM Balance as of Beginning of Period $ 38,200 $ 12,364 $ 13,586 $ 41,099 $ 14,317 $ 11,744 $ 5,677 $ 136,987 Fee Earning Capital Raised(1) — 386 4,329 188 5 — 670 5,579 Net Change in Investment Activity(2) (259) (392) (113) 985 (155) (95) (53) (80) Outflows(3) — — — (101) — — (393) (494) Reduction in Fee Base of Certain Funds(4) — — — (80) — — (194) (274) FAUM as of end of period $ 37,941 $ 12,358 $ 17,802 $ 42,091 $ 14,168 $ 11,649 $ 5,709 $ 141,718 Twelve Months Ended September 30, 2024 TPG Angelo Gordon ($ in millions) Capital Growth Impact Credit Real Estate Real Estate Market Solutions Total FAUM Balance as of Beginning of Period $ 36,342 $ 11,388 $ 13,359 $ — $ — $ 11,612 $ 6,243 $ 78,944 Acquisition — — — 38,319 13,305 — — 51,624 Fee Earning Capital Raised(1) 3,554 2,185 5,041 947 776 5 992 13,500 Net Change in Investment Activity(2) (1,926) (357) (184) 3,304 166 33 529 1,566 Outflows(3) — — — (398) — — (1,864) (2,262) Reduction in Fee Base of Certain Funds(4) (30) (858) (414) (80) (79) — (192) (1,655) FAUM as of end of period $ 37,941 $ 12,358 $ 17,802 $ 42,091 $ 14,168 $ 11,649 $ 5,709 $ 141,718

TPG | 21 Other Operating Metrics Capital Raised 3Q’23 3Q’24 3Q’23 YTD 3Q’24 YTD Capital $ 2,778 $ 827 $ 4,423 $ 3,018 Growth 130 518 634 1,175 Impact 76 4,992 727 5,183 TPG AG TPG AG Credit — 2,886 — 9,532 TPG AG Real Estate — 18 — 984 Real Estate — 34 255 70 Market Solutions 436 1,101 862 1,373 Total $ 3,420 $ 10,376 $ 6,901 $ 21,335 ▪ We have invested approximately $34.3 billion during the last twelve months with $58.4 billion of capital available for deployment at the end of 3Q’24 Available Capital 3Q’23 3Q’24 Capital $ 18,019 $ 15,909 Growth 4,009 5,215 Impact 6,288 9,113 TPG AG TPG AG Credit — 11,937 TPG AG Real Estate — 6,964 Real Estate 8,142 6,494 Market Solutions 1,756 2,739 Total $ 38,214 $ 58,371 Capital Invested 3Q’23 3Q’24 3Q’23 YTD 3Q’24 YTD Capital $ 3,735 $ 2,400 $ 5,524 $ 4,348 Growth 557 164 930 1,224 Impact 272 736 1,962 1,219 TPG AG TPG AG Credit — 3,902 — 11,479 TPG AG Real Estate — 775 — 1,878 Real Estate 764 605 1,403 2,277 Market Solutions 209 26 813 267 Total $ 5,537 $ 8,608 $ 10,632 $ 22,692 Realizations 3Q’23 3Q’24 3Q’23 YTD 3Q’24 YTD Capital $ 3,957 $ 1,238 $ 5,570 $ 4,452 Growth 138 677 516 1,978 Impact 40 383 245 1,302 TPG AG TPG AG Credit — 1,954 — 5,137 TPG AG Real Estate — 719 — 1,799 Real Estate 258 441 1,054 805 Market Solutions 72 169 138 356 Total $ 4,465 $ 5,581 $ 7,523 $ 15,829 (All tables in $M) Includes activity from TPG AG starting November 1, 2023, the date of the Acquisition.

Supplemental Details

TPG | 23 GAAP and Non-GAAP Performance Allocations 1. Includes certain TPG Operating Group Excluded entities whose performance allocations are not a component of net income attributable to TPG following the Reorganization; however, the TPG general partner entities continue to be consolidated by us. We transferred the rights to the performance allocations the TPG Operating Group historically would have received to RemainCo on December 31, 2021. As such, net income available to controlling interest holders will be zero for each of the TPG Operating Group Excluded entities beginning January 1, 2022. 2. Non-GAAP adjustments represent the exclusion of performance allocations that are not attributable to the TPG Operating Group Common Unit holders. Three Months Ended September 30, 2024 GAAP Less: GAAP GAAP Less: Non-GAAP Non-GAAP ($ in thousands) Total(1) Unrealized Realized Adjustments(2) Realized Capital $ 134,862 $ 80,113 $ 54,749 $ 43,227 $ 11,522 Growth 44,467 13,414 31,053 24,524 6,529 Impact 40,962 31,942 9,020 7,115 1,905 TPG AG TPG AG Credit 107,163 66,759 40,404 32,323 8,081 TPG AG Real Estate (15,125) (15,275) 150 120 30 Real Estate (787) (24,491) 23,704 19,658 4,045 Market Solutions (3,588) (3,588) — — — Total $ 307,953 $ 148,874 $ 159,079 $ 126,967 $ 32,112 Nine Months Ended September 30, 2024 GAAP Less: GAAP GAAP Less: Non-GAAP Non-GAAP ($ in thousands) Total(1) Unrealized Realized Adjustments(2) Realized Capital $ 289,461 $ 147,808 $ 141,653 $ 111,858 $ 29,795 Growth 194,063 149,204 44,858 35,425 9,434 Impact 100,000 15,663 84,337 66,536 17,801 TPG AG TPG AG Credit 283,668 167,136 116,532 92,981 23,551 TPG AG Real Estate (51,093) (74,905) 23,812 19,696 4,116 Real Estate 10,316 (70,532) 80,847 75,901 4,946 Market Solutions (27,941) (27,941) — — — Total $ 798,473 $ 306,433 $ 492,040 $ 402,397 $ 89,643

TPG | 24 GAAP and Non-GAAP Net Accrued Performance As of June 30, 2024 TPG Angelo Gordon ($ in millions) Capital Growth Impact Credit Real Estate Real Estate Market Solutions Total GAAP Total $ 2,750 $ 1,556 $ 526 $ 395 $ 450 $ 79 $ 66 $ 5,822 Less: Excluded Assets(1) 59 266 — — — 14 — 339 Less: Non-GAAP Adjustments(2) 2,272 1,078 423 316 364 52 49 4,554 Non-GAAP Total $ 419 $ 212 $ 103 $ 79 $ 86 $ 13 $ 17 $ 929 1. The TPG Operating Group Excluded entities’ performance allocations are not a component of net income attributable to TPG following the Reorganization; however, the TPG general partner entities continue to be consolidated by us. We transferred the rights to the performance allocations the TPG Operating Group historically would have received to RemainCo on December 31, 2021. As such, net income available to controlling interest holders will be zero for each of the TPG Operating Group Excluded entities beginning January 1, 2022. 2. Non-GAAP adjustments represent the exclusion of performance allocations that are not attributable to the TPG Operating Group Common Unit holders. As of September 30, 2024 TPG Angelo Gordon ($ in millions) Capital Growth Impact Credit Real Estate Real Estate Market Solutions Total GAAP Total $ 2,834 $ 1,569 $ 558 $ 461 $ 435 $ 55 $ 63 $ 5,975 Less: Excluded Assets(1) 44 236 — — — 10 — 290 Less: Non-GAAP Adjustments(2) 2,371 1,121 455 369 352 32 10 4,710 Non-GAAP Total $ 419 $ 212 $ 103 $ 92 $ 83 $ 13 $ 53 $ 975

TPG | 25 Participating Shares Outstanding (shares) 6/30/2024 Net Change 9/30/2024 Net Change Estimated Record Date 11/14/2024(1) TPG Inc. Diluted Shares Outstanding Class A common stock outstanding 102,813,336 1,115,510 103,928,846 127,084 104,055,930 Common Units exchangeable into Class A common stock 261,954,046 (1,042,119) 260,911,927 — 260,911,927 Diluted Class A common stock outstanding 364,767,382 73,391 364,840,773 127,084 364,967,857 Restricted Stock Units Special Purpose Awards(2) 16,738,899 (37,124) 16,701,775 Ordinary Service Awards 7,367,604 709,948 8,077,552 Total participating shares outstanding(3) 388,873,885 746,215 389,620,100 1. For the purposes of calculating our per share metrics, estimated record date share count as of our earnings announcement is used given our dividend is based on our After-tax DE and all holders of Class A common stock at record date will be entitled to our dividend. 2. Includes 16,667 Restricted Stock Units that have vested, but have not yet been settled. 3. Excludes Executive Special Purpose Market Condition and Ordinary Performance Condition Awards, which are not considered participating as they either accrue dividends to be paid only upon vesting or do not participate in dividends.

TPG | 26 FRE, After-Tax DE, and Dividends Per Class A Common Stock ▪ FRE attributable to TPG Inc. of $0.52 per share for 3Q’24 and $1.57 per share for 3Q’24 YTD ▪ After-tax DE attributable to TPG Inc. of $0.45 per share for 3Q’24, and $1.43 per share for 3Q’24 YTD ▪ Declared dividend of $0.38 per share for 3Q’24 on November 4, 2024, with a record date of November 14, 2024 and payable date of December 2, 2024; dividends declared total $1.21 per share for 3Q’24 YTD ($ in thousands, except share and per share amounts) 2Q’24 3Q’24 After-tax Distributable Earnings attributable to TPG Inc. Class A common stockholders Pre-tax Distributable Earnings $ 220,759 $ 206,187 Less: subsidiary-level income taxes(3) (3,399) (6,851) Distributable Earnings before corporate income taxes 217,360 199,336 Percent to TPG Inc. 28% 29% TPG Inc. Distributable Earnings before corporate income taxes 61,290 56,833 Less: corporate income taxes attributable to TPG Inc.(3) (10,721) (9,891) TPG Inc. After-tax Distributable Earnings 50,569 46,942 Estimated Class A common stock outstanding at Record Date(2) 102,871,729 104,055,930 TPG Inc. After-tax Distributable Earnings per Class A common stock 0.49 0.45 Target dividend policy 85% 85% Dividend per Class A common stock $ 0.42 $ 0.38 Note: TPG Inc. effective DE corporate income tax rate 17.5% 17.4% 1. Fee-Related Earnings does not include income tax expense. 2. For the purposes of calculating our per share metrics, estimated record date share count as of our earnings announcement is used given our dividend is based on our After-tax DE and all holders of Class A common stock at record date will be entitled to our dividend. 3. Total income taxes consist of subsidiary-level income taxes at the TPG Operating Group level and corporate income taxes borne by TPG Inc. ($ in thousands) 2Q’24 3Q’24 Subsidiary-level income taxes $ 3,399 $ 6,851 Corporate income taxes 10,721 9,891 Total income taxes $ 14,120 $ 16,742 ($ in thousands, except share and per share amounts) 2Q’24 3Q’24 Fee-Related Earnings attributable to TPG Inc. Class A common stockholders Total Fee-Related Earnings(1) $ 201,264 $ 190,767 Percent to TPG Inc. 28% 29% TPG Inc. Fee-Related Earnings 56,751 54,389 Estimated Class A common stock outstanding at Record Date(2) 102,871,729 104,055,930 TPG Inc. Fee-Related Earnings per Class A common stock $ 0.55 $ 0.52

TPG | 27 Equity-Based Compensation Summary ($ in millions, except for share and per share amounts, as of September 30, 2024) Category Units Outstanding Compensation Expense QTD Compensation Expense YTD Unrecognized Compensation Expense Remaining Recognition Period(1) Other Awards: Legacy Equity, IPO-Related and Acquisition Awards(2) N/A $ 174.4 $ 503.1 $ 1,721.4 0.5 - 4.3 years Restricted Stock Units: Special Purpose Awards(3) 16,701,775 35.0 102.8 365.6 3.5 years Ordinary Service Awards 8,077,552 24.4 66.7 234.8 2.7 years Total 24,779,327 233.8 672.6 2,321.8 Less: Non-employee portion of Awards(4) (371,276) (1.8) (3.6) Add: Market / Performance Condition Awards(5) 5,165,291 9.4 20.7 Add: Other(6) N/A 1.0 8.2 Total Statement of Operations Equity-based compensation $ 242.4 $ 697.9 1. Represents the weighted average remaining recognition period across outstanding Restricted Stock Unit grants. 2. Represents units granted in TPG Partner Holdings and RemainCo Partner Holdings, plus other awards granted in conjunction with the IPO. Also includes unvested common units in TPG Operating Group granted in conjunction with the Acquisition. 3. Includes 16,667 Restricted Stock Units that have vested, but have not yet been settled. 4. Considered a General, Administrative and Other expense for GAAP purposes. 5. Market and Performance Condition Awards are not considered participating; these Awards either do not participate in dividends or accrue dividends only to be paid upon vesting. 6. Represents units granted in TPG RE Finance Trust, Inc. and AG Mortgage Investment Trust, Inc. ▪ Equity-based compensation related to TPG Inc. Ordinary Service Awards totaled $24 million in 3Q’24; the total unrecognized compensation expense related to these Ordinary Service Awards amounted to $235 million at the end of 3Q’24, and is expected to be recognized over the next 2.7 years(1)

TPG | 28 Fund Performance Metrics These fund performance metrics do not include co-investment vehicles, SMAs or certain other legacy or discontinued funds. Additionally, these fund performances metrics exclude the firm’s CLOs and real estate investment trusts. Past performance is not indicative of future results. See notes on the following pages. ($ in millions, as of 9/30/24) Vintage Capital Capital Realized Unrealized Total Gross Gross Net Net Fund Year(1) Committed(2) Invested(3) Value(4) Value(5) Value(6) IRR(7) MoM(7) IRR(8) MoM(9) Platform: Capital Capital Funds Air Partners 1993 $ 64 $ 64 $ 697 $ — $ 697 81% 10.9x 73% 8.9x TPG I 1994 721 696 3,095 — 3,095 47% 4.4x 36% 3.5x TPG II 1997 2,500 2,554 5,010 — 5,010 13% 2.0x 10% 1.7x TPG III 1999 4,497 3,718 12,360 — 12,360 34% 3.3x 26% 2.6x TPG IV 2003 5,800 6,157 13,733 — 13,733 20% 2.2x 15% 1.9x TPG V 2006 15,372 15,564 22,071 1 22,072 6% 1.4x 5% 1.4x TPG VI 2008 18,873 19,220 33,357 154 33,511 14% 1.7x 10% 1.5x TPG VII 2015 10,495 10,215 20,939 3,927 24,866 26% 2.4x 20% 2.0x TPG VIII 2019 11,505 10,738 4,034 15,352 19,386 29% 1.8x 19% 1.5x TPG IX 2022 12,014 6,560 10 7,859 7,869 42% 1.2x 16% 1.1x Capital Funds 81,841 75,486 115,306 27,293 142,599 23% 1.9x 15% 1.6x Asia Funds Asia I 1994 96 78 71 — 71 (3%) 0.9x (10%) 0.7x Asia II 1998 392 764 1,669 — 1,669 17% 2.2x 14% 1.9x Asia III 2000 724 623 3,316 — 3,316 46% 5.3x 31% 3.8x Asia IV 2005 1,561 1,603 4,089 — 4,089 23% 2.6x 17% 2.1x Asia V 2007 3,841 3,257 5,437 121 5,558 10% 1.7x 6% 1.4x Asia VI 2012 3,270 3,285 3,609 3,089 6,698 14% 2.0x 10% 1.6x Asia VII 2017 4,630 4,581 3,362 4,351 7,713 17% 1.7x 10% 1.4x Asia VIII 2022 5,259 2,462 — 3,140 3,140 52% 1.4x 18% 1.1x Asia Funds 19,773 16,653 21,553 10,701 32,254 20% 2.0x 14% 1.6x Healthcare Funds THP I 2019 2,704 2,430 882 3,087 3,969 26% 1.6x 15% 1.4x THP II 2022 3,576 1,154 2 1,506 1,508 47% 1.3x 17% 1.1x Healthcare Funds 6,280 3,584 884 4,593 5,477 27% 1.5x 15% 1.3x Continuation Vehicles TPG AAF 2021 1,317 1,314 2,720 — 2,720 43% 2.1x 37% 1.9x TPG AION 2021 207 207 — 180 180 (4%) 0.9x (5%) 0.9x Continuation Vehicles $ 1,524 $ 1,521 $ 2,720 $ 180 $ 2,900 36% 1.9x 30% 1.7x

TPG | 29 Fund Performance Metrics (Cont’d) These fund performance metrics do not include co-investment vehicles, SMAs or certain other legacy or discontinued funds. Additionally, these fund performances metrics exclude the firm’s CLOs and real estate investment trusts. Past performance is not indicative of future results. See notes on the following pages. ($ in millions, as of 9/30/24) Vintage Capital Capital Realized Unrealized Total Gross Gross Net Net Fund Year(1) Committed(2) Invested(3) Value(4) Value(5) Value(6) IRR(7) MoM(7) IRR(8) MoM(9) Platform: Growth Growth Funds STAR 2007 $ 1,264 $ 1,259 $ 1,893 $ 2 $ 1,895 12% 1.5x 6% 1.3x Growth II 2011 2,041 2,185 4,741 567 5,308 21% 2.5x 15% 2.0x Growth III 2015 3,128 3,377 4,780 2,210 6,990 25% 2.0x 17% 1.6x Growth IV 2017 3,739 3,624 2,789 4,639 7,428 21% 2.0x 15% 1.6x Gator 2019 726 686 661 581 1,242 27% 1.8x 21% 1.6x Growth V 2020 3,558 3,258 535 4,781 5,316 25% 1.6x 16% 1.4x Growth VI 2023 2,128 670 — 792 792 NM NM NM NM Growth Funds 16,584 15,059 15,399 13,572 28,971 20% 1.9x 14% 1.6x Tech Adjacencies Funds TTAD I 2018 1,574 1,497 1,178 1,459 2,637 21% 1.7x 16% 1.5x TTAD II 2021 3,198 2,016 198 2,376 2,574 17% 1.3x 11% 1.2x Tech Adjacencies Funds 4,772 3,513 1,376 3,835 5,211 20% 1.5x 15% 1.4x TDM 2017 1,326 576 — 1,051 1,051 15% 1.8x 11% 1.6x LSI 2023 410 128 — 147 147 NM NM NM NM Platform: Impact The Rise Funds Rise I 2017 2,106 2,010 1,526 2,257 3,783 18% 1.8x 11% 1.5x Rise II 2020 2,176 2,011 249 2,890 3,139 20% 1.5x 13% 1.3x Rise III 2022 2,700 1,591 31 2,057 2,088 56% 1.4x 23% 1.2x The Rise Funds 6,982 5,612 1,806 7,204 9,010 20% 1.6x 12% 1.4x Rise Climate Funds Rise Climate I 2021 7,268 4,930 1,072 5,757 6,829 34% 1.5x 17% 1.2x Rise Climate II(20) 4,405 — — — — NM NM NM NM Rise Climate Global South(20) 200 — — — — NM NM NM NM Rise Climate Funds 11,873 4,930 1,072 5,757 6,829 34% 1.5x 17% 1.2x TSI 2018 333 133 368 — 368 35% 2.8x 25% 2.1x Evercare 2019 621 443 32 425 457 1% 1.0x (4%) 0.9x TPG NEXT(11) 2023 $ 520 $ 3 $ — $ 3 $ 3 NM NM NM NM

TPG | 30 Fund Performance Metrics (Cont’d) These fund performance metrics do not include co-investment vehicles, SMAs or certain other legacy or discontinued funds. Additionally, these fund performances metrics exclude the firm’s CLOs and real estate investment trusts. Past performance is not indicative of future results. See notes on the following pages. ($ in millions, as of 9/30/24) Vintage Capital Capital Realized Unrealized Total Gross Gross Net Net Fund Year(1) Committed(2) Invested(3) Value(4) Value(5) Value(6) IRR(7) MoM(7) IRR(8) MoM(9) Platform: Real Estate TPG Real Estate Partners TREP II 2014 $ 2,065 $ 2,213 $ 3,554 $ 20 $ 3,574 28% 1.7x 18% 1.5x TREP III 2018 3,722 4,227 3,053 2,464 5,517 13% 1.4x 9% 1.3x TREP IV 2022 6,820 2,986 227 2,920 3,147 4% 1.0x (18%) 0.9x TPG Real Estate Partners 12,607 9,426 6,834 5,404 12,238 20% 1.4x 11% 1.2x TAC+ 2021 1,797 979 98 886 984 0% 1.0x (2%) 1.0x TRECO 2024 412 429 256 186 442 NM NM NM NM Platform: Market Solutions NewQuest Funds NewQuest I(11) 2011 390 291 767 — 767 48% 3.2x 37% 2.3x NewQuest II(11) 2013 310 342 666 91 757 25% 2.3x 19% 1.8x NewQuest III(11) 2016 541 543 442 394 836 11% 1.6x 7% 1.3x NewQuest IV(11) 2020 1,000 956 133 1,163 1,296 15% 1.4x 8% 1.2x NewQuest V(11) 2022 673 327 99 390 489 68% 1.7x 49% 1.5x NewQuest Funds 2,914 2,459 2,107 2,038 4,145 34% 1.8x 21% 1.5x TGS(11) 2022 1,864 358 — 486 486 NM 2.8x NM 2.8x Platform: TPG Angelo Gordon Credit Solutions Credit Solutions Credit Solutions I 2019 1,805 1,801 1,827 862 2,689 17% 1.5x 12% 1.4x Credit Solutions I Dislocation A 2020 909 602 795 — 795 34% 1.3x 27% 1.3x Credit Solutions I Dislocation B 2020 308 176 211 — 211 28% 1.2x 21% 1.2x Credit Solutions II 2021 3,134 2,653 634 2,610 3,244 16% 1.2x 11% 1.2x Credit Solutions II Dislocation A 2022 1,310 868 707 332 1,039 23% 1.2x 16% 1.2x Credit Solutions III 2024 1,834 — — 13 13 NM NM NM NM Credit Solutions 9,300 6,100 4,174 3,817 7,991 18% 1.3x 13% 1.2x Essential Housing Essential Housing I 2020 642 456 562 16 578 15% 1.3x 12% 1.2x Essential Housing II 2021 2,534 1,071 396 902 1,298 16% 1.2x 12% 1.2x Essential Housing III 2024 1,285 129 — 121 121 NM NM NM NM Essential Housing $ 4,461 $ 1,656 $ 958 $ 1,039 $ 1,997 16% 1.2x 12% 1.2x

TPG | 31 Fund Performance Metrics (Cont’d) These fund performance metrics do not include co-investment vehicles, SMAs or certain other legacy or discontinued funds. Additionally, these fund performances metrics exclude the firm’s CLOs and real estate investment trusts. Past performance is not indicative of future results. See notes on the following pages. ($ in millions, as of 9/30/24) Vintage Capital Capital Realized Unrealized Total Gross Gross Net Net Fund Year(1) Committed(2) Invested(3) Value(4) Value(5) Value(6) IRR(7) MoM(7) IRR(8) MoM(9) Structured Credit & Specialty Finance ABC Fund 2021 $ 1,005 $ 864 $ 69 $ 989 $ 1,058 18% 1.2x 14% 1.2x Structured Credit & Specialty Finance 1,005 864 69 989 1,058 18% 1.2x 14% 1.2x Middle Market Direct Lending(12) MMDL I 2015 594 572 846 — 846 14% 1.6x 10% 1.4x MMDL II 2016 1,580 1,563 1,731 604 2,335 14% 1.7x 11% 1.5x MMDL III 2018 2,751 2,547 2,232 1,451 3,683 14% 1.6x 10% 1.5x MMDL IV 2020 2,671 2,586 744 2,695 3,439 16% 1.4x 12% 1.4x MMDL IV Annex 2021 797 767 162 768 930 15% 1.3x 11% 1.3x MMDL V 2022 3,924 1,168 129 1,196 1,325 18% 1.2x 14% 1.2x Middle Market Direct Lending 12,317 9,203 5,844 6,714 12,558 14% 1.5x 11% 1.4x U.S. Real Estate Realty Realty I 1994 30 30 65 — 65 27% 2.2x 20% 1.9x Realty II 1995 33 33 81 — 81 31% 2.4x 22% 2.2x Realty III 1997 61 94 120 — 120 5% 1.3x 3% 1.3x Realty IV 1999 255 332 492 — 492 11% 1.5x 8% 1.5x Realty V 2001 333 344 582 — 582 32% 1.7x 26% 1.6x Realty VI 2005 514 558 657 — 657 5% 1.2x 3% 1.1x Realty VII 2007 1,257 1,675 2,543 1 2,544 17% 1.7x 12% 1.5x Realty VIII 2011 1,265 2,136 2,773 152 2,925 15% 1.7x 11% 1.4x Realty IX 2015 1,329 1,981 2,236 247 2,483 8% 1.4x 5% 1.2x Realty Value X 2018 2,775 4,420 3,727 1,857 5,584 15% 1.4x 10% 1.2x Realty Value XI 2022 2,589 1,795 652 1,298 1,950 10% 1.1x (2%) 1.0x Realty 10,441 13,398 13,928 3,555 17,483 15% 1.5x 10% 1.3x Core Plus Realty Core Plus Realty I 2003 534 532 876 — 876 20% 1.6x 18% 1.5x Core Plus Realty II 2006 794 1,112 1,456 — 1,456 11% 1.4x 8% 1.3x Core Plus Realty III 2011 1,014 1,420 2,231 — 2,231 23% 1.8x 19% 1.6x Core Plus Realty IV 2015 1,308 2,009 1,993 319 2,312 5% 1.2x 3% 1.1x Core Plus Realty $ 3,650 $ 5,073 $ 6,556 $ 319 $ 6,875 15% 1.5x 11% 1.4x

TPG | 32 Fund Performance Metrics (Cont’d) These fund performance metrics do not include co-investment vehicles, SMAs or certain other legacy or discontinued funds. Additionally, these fund performances metrics exclude the firm’s CLOs and real estate investment trusts. Past performance is not indicative of future results. See notes on the following pages. ($ in millions, as of 9/30/24) Vintage Capital Capital Realized Unrealized Total Gross Gross Net Net Fund Year(1) Committed(2) Invested(3) Value(4) Value(5) Value(6) IRR(7) MoM(7) IRR(8) MoM(9) Asia Real Estate Asia Realty Asia Realty I 2006 $ 526 $ 506 $ 645 $ — $ 645 6% 1.3x 3% 1.2x Asia Realty II 2010 616 602 1,071 — 1,071 24% 1.8x 16% 1.6x Asia Realty III 2015 847 859 980 282 1,262 14% 1.5x 9% 1.4x Asia Realty IV 2018 1,315 1,265 1,122 755 1,877 17% 1.4x 11% 1.3x Asia Realty V 2022 2,007 531 26 616 642 38% 1.2x 9% 1.1x Asia Realty 5,311 3,763 3,844 1,653 5,497 13% 1.5x 9% 1.3x Japan Value Japan Value(13) 2023 417 140 — 162 162 NM NM NM NM Japan Value 417 140 — 162 162 NM NM NM NM Europe Real Estate Europe Realty I 2014 570 1,187 1,710 15 1,725 24% 2.0x 17% 1.7x Europe Realty II 2017 843 1,706 1,575 697 2,272 9% 1.5x 7% 1.4x Europe Realty III(14) 2019 1,515 2,036 684 1,524 2,208 14% 1.4x 9% 1.2x Europe Realty IV(14) 2023 1,469 163 19 162 181 NM NM NM NM Europe Realty 4,397 5,092 3,988 2,398 6,386 16% 1.6x 11% 1.4x Net Lease Net Lease Realty I 2006 159 209 457 — 457 18% 2.4x 14% 2.2x Net Lease Realty II 2010 559 1,060 1,854 — 1,854 16% 2.4x 11% 2.0x Net Lease Realty III 2013 1,026 2,383 2,459 904 3,363 12% 2.0x 8% 1.6x Net Lease Realty IV 2019 997 1,911 1,248 899 2,147 9% 1.2x 5% 1.1x Net Lease Realty V 2024 194 152 19 134 153 NM NM NM NM Net Lease $ 2,935 $ 5,715 $ 6,037 $ 1,937 $ 7,974 15% 1.8x 10% 1.5x

TPG | 33 Significant Perpetual Funds These fund performance metrics do not include co-investment vehicles, SMAs or certain other legacy or discontinued funds. Additionally, these fund performances metrics exclude the firm’s CLOs and real estate investment trusts. Past performance is not indicative of future results. See notes on the following pages. ($ in millions, as of 9/30/24) Vintage AUM Total Fund Year(1) Return(10) Platform: Market Solutions TPEP Long/Short(15) 2013 $ 1,559 127% TPEP Long Only(16) 2019 1,024 49% Platform: TPG Angelo Gordon Credit Solutions Corporate Credit Opportunities(17) 1988 377 10% Structured Credit & Specialty Finance MVP Fund(18) 2009 6,451 12% ABC Evergreen(18) 2024 153 NM Middle Market Direct Lending TCAP(19) 2022 2,926 10% MMDL Evergreen 2022 1,121 10% MMDL Offshore Evergreen 2024 359 NM Multi-Strategy Super Fund(18) 1993 $ 974 9%

TPG | 34 Fund Performance Metrics Notes “NM” signifies that the relevant data would not be meaningful. Performance metrics are generally deemed “NM” when, among other reasons, there has been limited time since initial investment. Performance metrics generally exclude amounts attributable to the fund’s general partner, its affiliated entities and “friends-of-the-firm” entities that generally pay no or reduced management fees and performance allocations. These metrics also represent an average of returns for all included investors and do not necessarily reflect the actual return of any particular investor. Amounts shown are in U.S. dollars. Unless otherwise noted, when an investment is made in another currency, (i) Capital Invested is calculated using the exchange rate at the time of the investment, (ii) Unrealized Value is calculated using the exchange rate at the period end and (iii) Realized Value reflects actual U.S. dollar proceeds to the fund. 1) Vintage Year represents the year in which the fund consummated its first investment (or, if earlier, received its first capital contributions from investors). For platforms other than TPG Angelo Gordon, for consistency with prior reporting, however, the Vintage Year classification of any fund that held its initial closing before 2018 represents the year of such fund’s initial closing. 2) Capital Committed represents the amount of inception to date commitments a particular fund has received. Certain of our newer vintage funds are actively fundraising and capital committed is subject to change. 3) Capital Invested represents cash outlays by the fund for its investments, whether funded through investor capital contributions or borrowing under the fund’s credit facility. For TPG AG Credit funds, Capital Invested represents inception-to-date investor contributed capital net of returned contributions, excluding borrowings under the fund’s credit facility. 4) Realized Value represents total cash received or earned by the fund in respect of such investment or investments through the period end, including all interest, dividends and other proceeds. For TPG AG Credit funds, Realized Value represents inception-to-date capital distributed by the fund, including any performance distributions net of recalled distributions, if any. 5) Unrealized Value, with respect to an investment in a publicly traded security, is based on the closing market price of the security as of the period end on the principal exchange on which the security trades, as adjusted by the general partner for any restrictions on disposition. Unrealized Value, with respect to an investment that is not a publicly traded security, represents the general partner’s estimate of the unrealized fair value of the fund’s investment. Unrealized Value, with respect to TPG AG Credit funds, represents the ending NAV for such fund, which is the period end ending capital balances of the investors and general partner. Valuations entail a degree of subjectivity, and therefore actual value may differ from such estimated value and these differences may be material and adverse. Except as otherwise noted, valuations are as of the period end. 6) Total Value is the sum of Realized Value and Unrealized Value of investments. 7) Gross IRR and Gross MoM represent investment level performance by the fund and incorporates the impact of fund level credit facilities, to the extent utilized by the fund. Gross IRR and Gross MoM are calculated by adjusting Net IRR and Net MoM to generally approximate investor performance metrics excluding management fees, fund expenses (other than interest expense and other fees arising from amounts borrowed under the fund’s credit facility to fund investments) and performance allocations. Gross IRR is the discount rate at which (i) the present value of all Capital Invested in an investment or investments is equal to (ii) the present value of all realized and unrealized returns from such investment or investments. Gross IRR and Gross MoM for TPG AG Credit funds are calculated at the fund level and do not consider the impact of credit facilities and exclude fund expenses. 8) Net IRR represents the compound annualized return rate (i.e., the implied discount rate) of a fund, which is calculated using investor cash flows in the fund, including cash received from capital called from investors, cash distributed to investors and the investors’ ending capital balances as of the period end. Net IRR is the discount rate at which (i) the present value of all capital contributed by investors to the fund (which excludes, for the avoidance of doubt, any amounts borrowed by the fund in lieu of calling capital) is equal to (ii) the present value of all cash distributed to investors and the investors’ ending capital balances. 9) Net MoM represents the multiple-of-money on contributions to the fund by investors. Net MoM is calculated as the sum of cash distributed to investors and the investors’ ending capital balances as of the period end, divided by the amount of capital contributed to the fund by investors (which amount excludes, for the avoidance of doubt, any amounts borrowed by the fund in lieu of calling capital). 10) Total Return represents net performance data for investors (excluding certain classes/series with special fee arrangements), net of all expenses including actual quarterly management fees payable by the fund and the accrual of carried interest to the general partner. 11) Unless otherwise specified, the fund performance information presented above for certain funds is, due to the nature of their strategy, as of June 30, 2024. 12) Each Middle Market Direct Lending fund is comprised of four vehicles: onshore levered, onshore unlevered, offshore levered and offshore unlevered. Capital Committed, Capital Invested, Realized Value, Unrealized Value and Total Value for each fund are presented on a consolidated basis across the four vehicles. Performance metrics are presented only for the onshore levered vehicle of each fund. The Net IRRs and Net MoMs for TPG AG Middle Market Direct Lending funds on a consolidated basis were: (i) for the onshore unlevered vehicles, 7% and 1.3x, (ii) for the offshore levered vehicles, 10% and 1.3x and (iii) for the offshore unlevered vehicles, 7% and 1.2x.

TPG | 35 Fund Performance Metrics Notes (Cont’d) 13) Japanese-Yen denominated fund. Commitments, Capital Invested and Realized Value are calculated using the exchange rate at the end of the quarter in which the relevant commitment was made or transaction occurred, as applicable. 14) Includes Euro denominated fund entity with Commitments, Capital Invested and Realized Value calculated using the exchange rate at the end of the quarter in which the relevant commitment was made or transaction occurred, as applicable. Performance metrics only reflects capital committed in U.S. dollars, which represents the majority of capital committed to each fund. Net IRR and Net MoM were: (i) for the euro-denominated vehicle of Europe Realty III, 8% and 1.2x and (ii) for the euro-denominated vehicle of Europe Realty IV, NM and NM. 15) These performance estimates represent the composite performance of TPG Public Equity Partners, LP and TPG Public Equity Partners Master Fund, L.P., adjusted as described below. The performance estimates are based on an investment in TPG Public Equity Partners, LP made on September 1, 2013, the date of TPEP’s inception, with the performance estimates for the period from January 1, 2016 to present being based on an investment in TPG Public Equity Partners Master Fund, L.P. made through TPG Public Equity Partners-A, L.P., the “onshore feeder.” As of September 30, 2024, TPEP Long/Short had estimated inception-to-date gross returns of 174% and net returns of 127%. Gross performance figures (i) are presented after any investment-related expenses, net interest, other expenses and the reinvestment of dividends; (ii) include any gains or losses from “new issue” securities; and (iii) are adjusted for illustration purposes to reflect the reduction of a hypothetical 1.5% annual management fee. 16) These performance estimates represent performance for TPEP Long Only and are based on an investment in TPEP Long Only made on May 1, 2019, the date of TPEP Long Only’s inception, through TPG Public Equity Partners Long Opportunities-A, L.P., the “onshore feeder.” As of September 30, 2024, TPEP Long Only had estimated inception-to-date gross returns of 50% and net returns of 49%. Gross performance figures are presented after any investment-related expenses, a 1% annual management fee, net interest, other expenses and the reinvestment of dividends, and include any gains or losses from “new issue” securities. 17) Total Return includes onshore investors participating directly through the master fund and investors through the offshore vehicle. Total Return for the offshore vehicle was 4%. 18) Total Returns for onshore funds only. Total Returns for the offshore vehicles were: (i) for the MVP Fund, 11%, (ii) for ABC Evergreen, NM and (iii) for the Super Fund, 8%. 19) TCAP launched on January 1, 2023. Total Return includes AGTB Private BDC, which commenced operations on May 10, 2022 and merged with TCAP on January 1, 2023. Total Return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested) divided by the beginning NAV per share. Inception-to-date figures for Class I, Class D, and Class S shares use the initial offering price per share as the beginning NAV. Total Return presented is for Class I and is prior to the impact of any potential upfront placement fees. An investment in TCAP is subject to a maximum upfront placement fee of 1.5% for Class D and 3.5% for Class S, which would reduce the amount of capital available for investment, if applicable. There are no upfront placement fees for Class I shares. Total Return has been annualized for periods less than or greater than one year. On July 28, 2023, TCAP completed its merger with AGTB where TCAP paid cash consideration for each share of common stock of AGTB. TCAP will continue as the surviving company. At the completion of the merger, AGTB’s final Net IRR was 6.1%. 20) The Rise Climate Global South Fund excludes a $500 million commitment ($175 million of which was closed as of September 30, 2024) from ALTÉRRA Transformation LP made to a separate vehicle for purposes of deploying catalytic capital in connection with investments located in the Global South made by the Rise Climate II Fund and the Rise Climate Global South Fund.

TPG | 36 GAAP Statements of Operations Expanded (Unaudited) ($ in thousands) 3Q’23 4Q’23 1Q’24 2Q’24 3Q’24 3Q’24 YTD 3Q’24 LTM Revenues Fees and other $ 366,149 $ 529,903 $ 512,295 $ 522,800 $ 524,733 $ 1,559,828 $ 2,089,731 Capital allocation-based income (loss) (205,794) 453,234 311,776 221,394 330,670 863,840 1,317,074 Total revenues 160,355 983,137 824,071 744,194 855,403 2,423,668 3,406,805 Expenses Compensation and benefits: Cash-based compensation and benefits 123,160 188,099 206,336 191,486 205,641 603,463 791,562 Equity-based compensation 136,650 205,813 227,908 227,542 242,405 697,855 903,668 Performance allocation compensation (120,770) 319,028 196,434 133,753 223,637 553,824 872,852 Total compensation and benefits 139,040 712,940 630,678 552,781 671,683 1,855,142 2,568,082 General, administrative and other 101,596 171,561 151,632 170,184 141,262 463,078 634,639 Depreciation and amortization 7,701 23,446 32,965 32,079 32,400 97,444 120,890 Interest expense 7,792 14,800 21,122 21,502 21,789 64,413 79,213 Expenses of consolidated Public SPACs 81 — — — — — — Total expenses 256,210 922,747 836,397 776,546 867,134 2,480,077 3,402,824 Investment income (loss) Net gains (losses) from investment activities (4,203) (4,895) (5,198) (16,652) (8,483) (30,333) (35,228) Interest, dividends and other 10,994 13,674 12,904 13,816 12,670 39,390 53,064 Investment and other income of consolidated Public SPACs 2,596 — — — — — — Total investment income (loss) 9,387 8,779 7,706 (2,836) 4,187 9,057 17,836 Income (loss) before income taxes (86,468) 69,169 (4,620) (35,188) (7,544) (47,352) 21,817 Income tax expense 8,244 26,757 4,386 22,390 13,881 40,657 67,414 Net income (loss) (94,712) 42,412 (9,006) (57,578) (21,425) (88,009) (45,597) Net income attributable to redeemable equity in Public SPACs 5,148 — — — — — — Net income (loss) attributable to non-controlling interests in TPG Operating Group (49,556) 7,943 (55,037) (57,292) (33,503) (145,832) (137,889) Net income (loss) attributable to other non-controlling interests (64,971) 21,296 30,512 13,691 3,117 47,320 68,616 Net income attributable to TPG Inc. $ 14,667 $ 13,173 $ 15,519 $ (13,977) $ 8,961 $ 10,503 $ 23,676 Includes activity from TPG AG starting November 1, 2023, the date of the Acquisition.

TPG | 37 Non-GAAP Financial Measures Expanded Includes activity from TPG AG starting November 1, 2023, the date of the Acquisition. See the Reconciliations and Disclosures Section of this presentation for reconciliations of Non-GAAP to the most comparable GAAP measures and adjustment descriptions. ($ in thousands) 3Q’23 4Q’23 1Q’24 2Q’24 3Q’24 3Q’24 YTD 3Q’24 LTM Fee-Related Revenues Management fees $ 278,503 $ 395,608 $ 402,684 $ 413,275 $ 407,163 $ 1,223,122 $ 1,618,730 Fee-related performance revenues — 1,642 3,875 4,485 5,557 13,917 15,559 Transaction, monitoring and other fees, net 30,892 55,285 34,155 34,146 43,153 111,454 166,739 Other income 11,947 12,192 10,494 7,090 3,969 21,553 33,745 Fee-Related Revenues 321,342 464,727 451,208 458,996 459,842 1,370,046 1,834,773 Fee-Related Expenses Cash-based compensation and benefits, net 99,605 156,622 181,683 164,746 174,514 520,943 677,565 Fee-related performance compensation — 1,401 1,938 2,242 2,778 6,958 8,359 Operating expenses, net 65,670 81,153 85,216 90,744 91,783 267,743 348,896 Fee-Related Expenses 165,275 239,176 268,837 257,732 269,075 795,644 1,034,820 Fee-Related Earnings 156,067 225,551 182,371 201,264 190,767 574,402 799,953 Realized performance allocations, net 43,376 18,996 31,552 25,979 32,112 89,643 108,639 Realized investment income and other, net 5,672 (24,976) (9,315) 5,910 (2,529) (5,934) (30,910) Depreciation expense (1,235) (3,010) (5,615) (4,722) (5,045) (15,382) (18,392) Interest expense, net 2,706 (1,088) (9,987) (7,672) (9,118) (26,777) (27,865) Distributable Earnings 206,586 215,473 189,006 220,759 206,187 615,952 831,425 Income taxes (11,007) (9,826) (8,381) (14,120) (16,742) (39,243) (49,069) After-Tax Distributable Earnings $ 195,579 $ 205,647 $ 180,625 $ 206,639 $ 189,445 $ 576,709 $ 782,356

Reconciliations and Disclosures

TPG | 39 GAAP to Non-GAAP Financial Measures Reconciliation ($ in thousands) 3Q’23 4Q’23 1Q’24 2Q’24 3Q’24 3Q’24 YTD 3Q’24 LTM GAAP Revenue $ 160,355 $ 983,137 $ 824,071 $ 744,194 $ 855,403 $ 2,423,668 $ 3,406,805 Capital-allocation based income 205,794 (453,234) (311,776) (221,394) (330,670) (863,840) (1,317,074) Expense reimbursements (44,050) (57,150) (45,667) (50,227) (62,652) (158,546) (215,696) Investment income and other (757) (8,026) (15,420) (13,577) (2,239) (31,236) (39,262) Fee-Related Revenues $ 321,342 $ 464,727 $ 451,208 $ 458,996 $ 459,842 $ 1,370,046 $ 1,834,773 GAAP Expenses $ 256,210 $ 922,747 $ 836,397 $ 776,546 $ 867,134 $ 2,480,077 $ 3,402,824 Depreciation and amortization expense (7,701) (23,446) (32,965) (32,079) (32,400) (97,444) (120,890) Interest expense (7,792) (14,800) (21,122) (21,502) (21,789) (64,413) (79,213) Expenses related to consolidated TPG Funds and Public SPACs (81) — — — — — — Expense reimbursements (44,050) (57,150) (45,667) (50,227) (62,652) (158,546) (215,696) Performance allocation compensation 120,770 (319,028) (196,434) (133,753) (223,637) (553,824) (872,852) Equity-based compensation (136,650) (205,813) (227,908) (227,542) (242,405) (697,855) (903,668) Acquisition success fees — (20,000) — — — — (20,000) Non-core expenses and other (15,431) (43,334) (43,464) (53,711) (15,176) (112,351) (155,685) Fee-Related Expenses $ 165,275 $ 239,176 $ 268,837 $ 257,732 $ 269,075 $ 795,644 $ 1,034,820 ($ in thousands) 3Q’23 4Q’23 1Q’24 2Q’24 3Q’24 3Q’24 YTD 3Q’24 LTM Net (loss) income $ (94,712) $ 42,412 $ (9,006) $ (57,578) $ (21,425) $ (88,009) $ (45,597) Net income attributable to redeemable interests in Public SPACs (5,148) — — — — — — Net (income) loss attributable to other non-controlling interests 64,971 (21,296) (30,512) (13,691) (3,117) (47,320) (68,616) Amortization expense 2,913 16,979 23,998 24,004 24,003 72,005 88,984 Equity-based compensation 137,896 204,648 225,422 225,919 243,287 694,628 899,276 Unrealized performance allocations, net 68,244 (63,092) (24,481) (13,417) (46,395) (84,293) (147,385) Unrealized investment income 27,120 (16,951) (20,227) (5,344) (11,525) (37,096) (54,047) Unrealized loss on derivatives (66) — — — — — — Income taxes (3,068) 17,311 (4,178) 8,585 (2,863) 1,544 18,855 Acquisition success fees — 20,000 — — — — 20,000 Non-recurring and other (2,571) 5,636 19,609 38,161 7,480 65,250 70,886 After-tax Distributable Earnings 195,579 205,647 180,625 206,639 189,445 576,709 782,356 Income taxes 11,007 9,826 8,381 14,120 16,742 39,243 49,069 Distributable Earnings 206,586 215,473 189,006 220,759 206,187 615,952 831,425 Realized performance allocations, net (43,376) (18,996) (31,552) (25,979) (32,112) (89,643) (108,639) Realized investment income and other, net (5,672) 24,976 9,315 (5,910) 2,529 5,934 30,910 Depreciation expense 1,235 3,010 5,615 4,722 5,045 15,382 18,392 Interest expense, net (2,706) 1,088 9,987 7,672 9,118 26,777 27,865 Fee-Related Earnings $ 156,067 $ 225,551 $ 182,371 $ 201,264 $ 190,767 $ 574,402 $ 799,953

TPG | 40 GAAP to Non-GAAP Balance Sheet Reconciliation ($ in thousands) 4Q’23 3Q’24 Total GAAP Assets $ 9,369,672 $ 10,522,018 Impact of other consolidated entities Cash and cash equivalents (559,708) (903,472) Due from affiliates (346,910) (266,640) Investments (4,954,855) (5,338,479) Intangible assets and goodwill (77,688) (67,030) Other assets (285,406) (241,590) Subtotal for other consolidated entities (6,224,567) (6,817,211) Reclassification adjustments Restricted cash (13,183) (13,329) Due from affiliates (72,067) (51,019) Investments (1,769,257) (2,016,759) Net accrued performance 891,455 974,687 Investments in funds 877,802 1,042,072 Other assets 502,419 442,482 Subtotal for reclassification adjustments 417,169 378,134 Total Book Assets $ 3,562,274 $ 4,082,941 ($ in thousands) 4Q’23 3Q’24 Total GAAP Liabilities $ 6,008,538 $ 7,134,929 Impact of other consolidated entities Accounts payable and accrued expenses (167,235) (436,629) Due to affiliates (137,479) (168,906) Accrued performance allocation compensation (4,096,052) (4,319,333) Other liabilities (377,727) (394,967) Subtotal for other consolidated entities (4,778,493) (5,319,835) Reclassification adjustments Accounts payable and accrued expenses 291,586 495,191 Due to affiliates (5,696) (239,274) Other liabilities (274,736) (243,637) Subtotal for reclassification adjustments 11,154 12,280 Total Book Liabilities $ 1,241,199 $ 1,827,374

TPG | 41 Additional Information Dividend Policy Our current intention is to pay holders of our Class A common stock and nonvoting Class A common stock a quarterly dividend representing at least 85% of TPG Inc.’s share of distributable earnings attributable to the TPG Operating Group, subject to adjustment as determined by our board of directors and, until the Sunset, our Executive Committee to be necessary or appropriate to provide for the conduct of our business, to make appropriate investments in our business and funds, to comply with applicable law, any of our debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments and clawback obligations. Although we expect to pay at least 85% of our DE as a dividend, the percentage of our DE paid out as a dividend could fall below that target minimum. All of the foregoing is subject to the further qualification that the declaration and payment of any dividends are at the sole discretion of our board of directors and, until the Sunset, our Executive Committee and the board of directors and Executive Committee may change our dividend policy at any time, including, without limitation, to reduce such dividends or even to eliminate such dividends entirely. Any future determination as to the declaration and payment of dividends, if any, will be at the discretion of our board of directors and, until the Sunset, our Executive Committee after taking into account various factors, including our business, operating results and financial condition, current and anticipated cash needs, plans for expansion and any legal or contractual limitations on our ability to pay dividends. Certain of our existing credit facilities include, and any financing arrangement that we enter into in the future may include restrictive covenants that limit our ability to pay dividends. In addition, the TPG Operating Group is generally prohibited under Delaware law from making a distribution to a limited partner to the extent that, at the time of the distribution, after giving effect to the distribution, liabilities of the TPG Operating Group (with certain exceptions) exceed the fair value of its assets. Subsidiaries of the TPG Operating Group are generally subject to similar legal limitations on their ability to make distributions to the TPG Operating Group. Non-GAAP Financial Measures In this presentation, we disclose non-GAAP financial measures, including Distributable Earnings (“DE”), After-tax DE, Fee-Related Earnings (“FRE”), Fee-Related Earnings margin (“FRE Margin”), fee-related revenues (“FRR”), and fee-related expenses. These measures are not financial measures under GAAP and should not be considered as substitutes for net income, revenues or total expenses, and they may not be comparable to similarly titled measures reported by other companies. These measures should be considered in addition to GAAP measures. We use these measures to assess the core operating performance of our business, and further definitions can be found on the following pages.

TPG | 42 Definitions Acquisition refers to the Company’s acquisition of Angelo Gordon and certain of its affiliates (collectively, “Angelo Gordon” or “AG,” and after the Acquisition, “TPG Angelo Gordon” or “TPG AG”). After-tax Distributable Earnings (“After-tax DE”) is a non-GAAP performance measure of our distributable earnings after reflecting the impact of income taxes. We use it to assess how income tax expense affects amounts available to be distributed to our Class A common stockholders and Common Unit holders. After-tax DE differs from U.S. GAAP net income computed in accordance with U.S. GAAP in that it does not include the items described in the definition of DE herein; however, unlike DE, it does reflect the impact of income taxes. Income taxes, for purposes of determining After-tax DE, represent the total U.S. GAAP income tax expense adjusted to include only the current tax expense (benefit) calculated on U.S. GAAP net income before income tax and includes the current payable under our Tax Receivable Agreement. Further, the current tax expense (benefit) utilized when determining After-tax DE reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of DE, such as equity-based compensation charges. We believe that including the amount currently payable under the Tax Receivable Agreement and utilizing the current income tax expense (benefit), as described above, when determining After-tax DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders. Assets Under Management (“AUM”) represents the sum of: i) fair value of the investments and financial instruments held by our private equity, credit and real estate funds (including fund-level asset-related leverage), other than as described below, as well as related co-investment vehicles managed or advised by us, plus the capital that we are entitled to call from investors in those funds and vehicles, pursuant to the terms of their respective capital commitments, net of outstanding leverage associated with subscription-related credit facilities, and including capital commitments to funds that have yet to commence their investment periods; ii) the gross amount of assets (including leverage where applicable) for our real estate investment trusts and BDCs; iii) the net asset value of certain of our hedge funds; iv) the aggregate par amount of collateral assets, including principal cash, for our collateralized loan obligation vehicles; and v) IPO proceeds held in trust, excluding interest, as well as forward purchase agreements and proceeds associated with the private investment in public equity related to our Public SPACs upon the consummation of a business combination. Our definition of AUM is not based on any definition of AUM that may be set forth in the agreements governing the investment funds that we manage, or calculated pursuant to any regulatory definitions. AUM Not Yet Earning Fees represents the amount of capital commitments to TPG’s funds and co-investment vehicles that has not yet been invested or considered active, and as this capital is invested or activated, the fee-paying portion will be included in FAUM. AUM Subject to Fee Earning Growth represents capital commitments that when deployed have the ability to grow our fees through earning new management fees (AUM Not Yet Earning Fees) or when management fees can be charged at a higher rate as capital is invested or for certain funds as management fee rates increase during the life of a fund (FAUM Subject to Step- Up). Available capital is the aggregate amount of unfunded capital commitments and recallable distributions that partners have committed to our funds and co-investment vehicles to fund future investments, as well as IPO and forward purchase agreement proceeds associated with our Public SPACs, and private investment in public equity commitments by investors upon the consummation of a business combination associated with our Public SPACs. Available capital is reduced for investments completed using fund-level subscription-related credit facilities. We believe this measure is useful to investors as it provides additional insight into the amount of capital that is available to our investment funds and co-investment vehicles to make future investments. Capital invested is the aggregate amount of capital invested during a given period by our investment funds, co-investment vehicles, and CLOs, as well as SPACs in conjunction with the completion of a business combination and increases in gross assets of certain perpetual funds. It excludes certain hedge fund activity, but includes investments made using investment financing arrangements like credit facilities, as applicable. We believe this measure is useful to investors as it measures capital deployment across the firm.

TPG | 43 Definitions (Cont’d) Capital raised is the aggregate amount of subscriptions and capital raised by our investment funds and co-investment vehicles during a given period, as well as the senior and subordinated notes issued through our CLOs and equity raised through our perpetual vehicles. We believe this measure is useful to investors as it measures access to capital across TPG and our ability to grow our management fee base. Catch-up fees, also known as out of period management fees, represent fees paid in any given period that are related to a prior period, usually due to a new limited partner coming into a fund in a subsequent close. Distributable Earnings (“DE”) is used to assess performance and amounts potentially available for distributions to partners. DE is derived from and reconciled to, but not equivalent to, its most directly comparable U.S. GAAP measure of net income. DE differs from U.S. GAAP net income computed in accordance with U.S. GAAP in that it does not include (i) unrealized performance allocations and related compensation expense, (ii) unrealized investment income, (iii) equity-based compensation expense, (iv) net income (loss) attributable to non-controlling interests in consolidated entities, or (v) certain other items, such as contingent reserves. Excluded Assets refers to the assets and economic entitlements transferred to RemainCo listed in Schedule A to the master contribution agreement entered into in connection with the Reorganization (as defined herein), which primarily include (i) minority interests in certain sponsors unaffiliated with TPG, (ii) the right to certain performance allocations in TPG funds, (iii) certain co-invest interests and (iv) cash. FAUM Subject to Step-Up represents capital raised within certain funds where the management fee rate increases once capital is invested or as a fund reaches a certain point in its life where the fee rate for certain investors increases. FAUM Subject to Step-Up is included within FAUM. Fee-Related Earnings (“FRE”) is a supplemental performance measure and is used to evaluate our business and make resource deployment and other operational decisions. FRE differs from net income computed in accordance with U.S. GAAP in that it adjusts for the items included in the calculation of DE and also adjusts to exclude (i) realized performance allocations and related compensation expense, (ii) realized investment income from investments and financial instruments, (iii) net interest (interest expense less interest income), (iv) depreciation, (v) amortization, and (vi) certain non-core income and expenses. We use FRE to measure the ability of our business to cover compensation and operating expenses from fee revenues other than capital allocation-based income. The use of FRE without consideration of the related U.S. GAAP measures is not adequate due to the adjustments described herein. Fee-Related Earnings margin (“FRE margin”) is defined as Fee-Related Earnings divided by fee-related revenues. Fee-related expenses is a component of FRE. Fee-related expenses differs from expenses computed in accordance with U.S. GAAP in that it is net of certain reimbursement arrangements and does not include performance allocation compensation. Fee-related expenses is used in management’s review of the business. Fee-related revenues (“FRR”) is a component of FRE. Fee-related revenues is comprised of (i) management fees, (ii) fee-related performance revenues, (iii) transaction, monitoring and other fees, net, and (iv) other income. Fee-related performance revenues refers to incentive fees from perpetual capital vehicles that are: (i) measured and expected to be received on a recurring basis and (ii) not dependent on realization events from the underlying investments. Fee-related revenues differs from revenue computed in accordance with U.S. GAAP in that it excludes certain reimbursement expense arrangements. Fee earning AUM (“FAUM”) represents only the AUM from which we are entitled to receive management fees. FAUM is the sum of all the individual fee bases that are used to calculate our management fees and differs from AUM in the following respects: (i) assets and commitments from which we are not entitled to receive a management fee are excluded (e.g., assets and commitments with respect to which we are entitled to receive only performance allocations or are otherwise not currently entitled to receive a management fee) and (ii) certain assets, primarily in our credit and real estate funds, have different methodologies for calculating management fees that are not based on the fair value of the respective funds’ underlying investments. We believe this measure is useful to investors as it provides additional insight into the capital base upon which we earn management fees. Our definition of FAUM is not based on any definition of AUM or FAUM that is set forth in the agreements governing the investment funds and products that we manage. Investment Appreciation / (Depreciation) represents fund appreciation for our private equity and real estate funds and gross returns for our credit funds. IPO refers to our initial public offering of Class A common stock of TPG Inc. that was completed on January 18, 2022. Loan Level Return, with respect to our CLOs, represents gross returns which are presented on a total return basis for invested assets held, excluding any financing costs or operating fees incurred and using a time-weighted return methodology. Returns over multiple periods are calculated by geometrically linking each period’s return over time.

TPG | 44 Definitions (Cont’d) Net accrued performance represents both unrealized and undistributed performance allocations and fee-related performance revenues resulting from our general partner interests in investment funds that we manage. We believe this measure is useful to investors as it provides additional insight into the accrued performance to which the TPG Operating Group Common Unit holders are expected to receive. Non-GAAP Financial Measures represent financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. We use these measures to assess the core operating performance of our business. Operating profit margin is defined as U.S. GAAP net income divided by U.S. GAAP total revenue. Performance Eligible AUM refers to the AUM that is currently, or may eventually, produce performance allocations or fee-related performance revenues. All funds for which we are entitled to receive a performance allocation, incentive fee or fee-related performance revenue are included in Performance Eligible AUM. Performance Generating AUM refers to the AUM of funds we manage that are currently above their respective hurdle rate or preferred return, and profit of such funds are being allocated to, or earned by, us in accordance with the applicable limited partnership agreements or other governing agreements. Realizations represent distributions sourced from proceeds from the disposition of investments and current income, in addition to investment proceeds from Public SPACs in conjunction with the completion of a business combination. RemainCo refers to, collectively, Tarrant Remain Co I, L.P., a Delaware limited partnership, Tarrant Remain Co II, L.P., a Delaware limited partnership, and Tarrant Remain Co III, L.P., a Delaware limited partnership, which owns the Excluded Assets, and Tarrant Remain Co GP, LLC, a Delaware limited liability company serving as their general partner. Reorganization refers to the corporate reorganization, which included a corporate conversion of TPG Partners, LLC to a Delaware corporation named TPG Inc., in conjunction with the IPO. Unless the context suggests otherwise, references in this report to “TPG”, “the Company”, “we”, “us” and “our” refer (i) prior to the completion of the Reorganization and IPO to TPG Group Holdings SBS, L.P. and its consolidated subsidiaries and (ii) from and after the completion of the Reorganization and IPO to TPG Inc. and its consolidated subsidiaries. Total participating shares outstanding refers to the sum of (i) shares (Class A voting, Class A non-voting and TPG Operating Group Common Units) and (ii) share-based payment awards with non-forfeitable rights to dividends that benefit from the distribution of profits from TPG Operating Group at the end of any given period. This does not include shares or restricted stock units (i) whose dividends accrue to be paid on vesting or (ii) which do not participate in dividends. TPG Operating Group refers (i) for periods prior to giving effect to the Reorganization, to the TPG Operating Group partnerships and their respective consolidated subsidiaries; (ii) for periods beginning after giving effect to the Reorganization through November 1, 2023, (A) to the TPG Operating Group partnerships and their respective consolidated subsidiaries and (B) not to RemainCo and (iii) for periods after November 1, 2023, to TPG Operating Group II, L.P., a Delaware limited partnership, and its respective consolidated subsidiaries, including TPG Operating Group I, L.P. and TPG Operating Group III, L.P.